Exhibit 10.4

JOINDER

TO

INTERCREDITOR AGREEMENT

THIS JOINDER (this “Joinder”), dated as of January 15, 2014, to the Intercreditor Agreement dated as of October 15, 2007 attached hereto as Exhibit A (the “Agreement”), is made by and between JPMorgan Chase Bank, N.A., as collateral agent (the “Collateral Agent”), and each of the undersigned holders of the 2014 Notes (as defined below) (collectively, the “2014 Noteholders”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, pursuant to that certain Note Purchase Agreement dated as of November 25, 2013 among the Company, the Parent and the purchasers named therein (the “2013 Note Agreement”), the Company has issued and sold, on the date hereof, its 3.75% Senior Secured Notes due January 15, 2021 in the aggregate principal amount of $150,000,000 (the “2014 Notes”), which 2014 Notes are guaranteed pursuant to (a) that certain Parent Guaranty dated as of November 15, 2013 by the Parent, as guarantor, in favor of the holders from time to time of the 2014 Notes and (b) that certain Subsidiary Guaranty dated as of November 15, 2013 by the Subsidiaries named therein, each as a guarantor, in favor of the holders from time to time of the 2014 Notes; and

WHEREAS, the 2014 Noteholders desire to join the Agreement as a “Secured Party” thereunder and, upon the execution and delivery of this Joinder, the 2014 Holders shall be “Additional Holders” and “Secured Parties” under the Agreement, (b) the 2013 Note Agreement shall be an “Eligible Additional Senior Secured Document” under the Agreement and (c) the 2014 Notes shall be “Eligible Additional Senior Secured Indebtedness” under the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Collateral Agent and the 2014 Noteholders hereby agree as follows:

1. Each 2014 Noteholder hereby acknowledges that it has received and reviewed a copy of the Agreement and agrees that it shall be fully bound by, and subject to, all of the provisions of the Agreement with all the rights, benefits and obligations of a Secured Party thereunder.

2. This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

3. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any other jurisdiction.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Collateral Agent and each 2014 Noteholder has caused this Joinder to be duly executed by its authorized officers as of the day and year first above written.

Collateral Agent:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By
Name:
Title:

[Signature page to Joinder to Intercreditor Agreement]

2014 Noteholders:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.
(as Investment Manager)

By:
Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc.
(as Investment Manager)

By:	Prudential Investment Management, Inc.
(as Sub-Adviser)

By:
Vice President

[Signature page to Joinder to Intercreditor Agreement]

FARMERS INSURANCE EXCHANGE MID CENTURY INSURANCE COMPANY FARMERS NEW WORLD LIFE INSURANCE COMPANY PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

[Signature page to Joinder to Intercreditor Agreement]

METLIFE INSURANCE COMPANY OF CONNECTICUT
by Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY

By:
Name:
Title:

[Signature page to Joinder to Intercreditor Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:
Name:
Title:

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

By:
Name:
Title:

[Signature page to Joinder to Intercreditor Agreement]

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Joinder to Intercreditor Agreement]

Acknowledged by:

UNITED STATIONERS SUPPLY CO.

By
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

UNITED STATIONERS INC.

By
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[Signature page to Joinder to Intercreditor Agreement]

EXHIBIT A

INTERCREDITOR AGREEMENT